UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2012

Commission file number 001-11625

Pentair Ltd.

(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

Freier Platz 10, CH-8200, Schaffhausen, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On November 1, 2012, Pentair Ltd. (the “Company”) issued a press release announcing its earnings for the third quarter of 2012 and a conference call in connection therewith. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This press release refers to certain non-GAAP financial measures (adjusted operating income, adjusted operating margins, adjusted earnings per share, legacy Pentair earnings per share, and free cash flow) and a reconciliation of those non-GAAP financial measures to the corresponding financial measures contained in the Company’s financial statements prepared in accordance with generally accepted accounting principles.

The 2012 adjusted operating income, adjusted operating margins and adjusted earnings per share eliminate specific tax gains, certain expenses incurred related to the merger with the Flow Control business of Tyco International Ltd. (“Tyco”), certain targeted restructuring activities, and early bond redemption charges. The 2011 adjusted operating income, adjusted operating margins and adjusted earnings per share eliminate certain expenses incurred related to the acquisition of Norit’s Clean Process Technologies business, certain targeted restructuring activities, and goodwill impairment charges. Management utilizes these adjusted financial measures to assess the run-rate of its continuing operations against those of prior periods without the distortion of these factors. The Company believes that these non-GAAP financial measures will be useful to investors as well to assess the continuing strength of the Company’s underlying operations.

Legacy Pentair results exclude the impact of the merger with Tyco’s Flow Control business. Management utilizes this financial measure to provide comparability against historical results without the distortion of the merger. The Company believes that these measures will be useful to investors to assess the continuing strength of the Company’s legacy operations.

The Company uses free cash flow to assess its cash flow performance. The Company believes free cash flow is an important measure of operating performance because it provides the Company and its investors a measurement of cash generated from operations that is available to pay dividends and repay debt. In addition, free cash flow is used as criterion to measure and pay compensation-based incentives. The Company’s measure of free cash flow may not be comparable to similarly titled measures reported by other companies.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

The following exhibit is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

Exhibit	Description

99.1	Pentair Ltd. press release dated November 1, 2012 announcing earnings results for the third quarter 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on November 1, 2012.

PENTAIR LTD. Registrant

By	/s/ John L. Stauch
John L. Stauch Executive Vice President and Chief Financial Officer

PENTAIR LTD.

Exhibit Index to Current Report on Form 8-K

Dated November 1, 2012

Exhibit Number	Description

99.1	Pentair Ltd. press release dated November 1, 2012 announcing earnings results for the third quarter 2012.